THE ADVISORS’ INNER CIRCLE FUND III

Penn Mutual AM Strategic Income Fund (the “Fund”)

Supplement dated December 30, 2022

to the Fund’s Prospectus, dated May 1, 2022

This Supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

It is expected that the Fund’s current performance benchmark, the ICE BofA 3-Month USD LIBOR Index, will be discontinued beginning on or around June 30, 2023 in connection with the discontinuation of the London Interbank Offered Rate. Effective January 1, 2023 (the “Effective Date”), the Fund’s benchmark therefore will change to the ICE BofA 3-Month U.S. Treasury Bill Index. Accordingly, as of the Effective Date, the Prospectus is hereby amended and supplemented as follows:

1.	In the “Performance Information” section of the Prospectus, the “Average Annual Total Returns” table is deleted and replaced with the following:

Penn Mutual AM Strategic Income Fund	1 Year	Since Inception (07/02/2018)
Fund Returns Before Taxes	2.36%	3.64%
Fund Returns After Taxes	0.59%	2.25%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	1.53%	2.22%
ICE BofA 3-month U.S. Treasury Bill Index[1]	0.05%	1.15%
ICE BofA 3-month USD LIBOR Index	0.16%	1.26%

1	On January 1, 2023, the Fund’s benchmark changed from the ICE BofA 3-Month USD LIBOR Index to the ICE BofA 3-Month U.S. Treasury Bill Index because the Adviser believes that it is appropriate to transition the Fund to a new benchmark in light of the anticipated phase out of the London Interbank Offered Rate and that the ICE BofA 3-Month U.S. Treasury Bill Index is an appropriate benchmark for the Fund.

2.	In the “Related Performance Data of the Adviser” section of the Prospectus, the disclosure under the heading “Performance Information for the Adviser’s Substantially Similar Strategy Composite” is deleted and replaced with the following:

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	ICE BofA 3-Month U.S. Treasury Bill Index (Net)[2]	Number of Accounts at End of Period	Dispersion[3]	Total Assets at End of Period ($ millions)
2021	2.36%	3.13%	0.05%	1	N/A	$123
2020	4.20%	4.90%	0.67%	1	N/A	$120
2019	6.25%	6.97%	2.28%	2	N/A	$263
2018	1.21%	1.71%	1.87%	2	N/A	$247
2017	6.17%	7.18%	0.86%	1	N/A	$137
2016	7.63%	9.03%	0.33%	1	N/A	$129

Average Annual Total Pre-Tax Returns (as of 12/31/21)
	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	ICE BofA 3-Month U.S. Treasury Bill Index [2]	ICE BofA 3-month USD LIBOR Index[4]
1 Year	2.36%	3.13%	0.05%	0.16%
5 Years	4.02%	4.76%	1.14%	1.36%
Since Inception[5]	4.61%	5.46%	1.01%[6]	1.26%[6]

[1]	The Composite performance information is calculated in and expressed in United States dollars and is gross of withholding tax.

[2]	The ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”) is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month; at the end of the month that issue is sold and rolled into a newly selected issue. The Index returns assume reinvestment of all distributions and do not reflect the deduction of fees, expenses, and taxes. On January 1, 2023, the Composite’s benchmark changed from the ICE BofA 3-Month USD LIBOR Index to the ICE BofA 3-Month U.S. Treasury Bill Index because the Adviser believes that it is appropriate to transition the Composite to a new benchmark in light of the anticipated phase out of the London Interbank Offered Rate and that the ICE BofA 3-Month U.S. Treasury Bill Index is an appropriate benchmark for the Composite.

[3]	Dispersion is measured using the asset-weighted standard deviation of Accounts in the Composite for the entire year. Standard deviation is a statistical measure of the degree to which an individual Account’s return varies from the Composite return. Greater dispersion means greater risk to an investor. For periods where less than five Accounts were included in the Composite, dispersion is not disclosed, as it is not considered meaningful.

[4]	The ICE BofA 3-Month USD LIBOR Index is a benchmark rate produced for five currencies with 3-Month maturities. It provides an indication of the average rate at which a LIBOR contributor bank can obtain unsecured funding in the London interbank market for a given period, in a given currency. The performance results for the ICE BofA 3-Month USD LIBOR Index are net of foreign income tax withholding.

[5]	Inception date of the Composite is January 1, 2016.

[6]	Returns shown from January 4, 2016.

Please retain this supplement for future reference.

PNN-SK-005-0100

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